EXHIBIT 10.3

TRUST AGREEMENT FOR

CERIDIAN CORPORATION

EXECUTIVE BENEFIT PROTECTION TRUST NUMBER ONE

SECOND DECLARATION OF AMENDMENT

Pursuant to the retained power of amendment contained in Section 7.1 of the Trust Agreement for Ceridian Corporation Executive Benefit Protection Trust Number One (the “Trust Agreement”), the undersigned hereby amend the Trust Agreement in the manner described below.

1.             Section 3.2 of the Trust Agreement is amended by adding an unnumbered paragraph to the end of such Section to read as follows:

“Notwithstanding anything in this Trust Agreement to the contrary, the Trustee shall not permit any portion of the Trust Fund to be located outside of the United States in violation of Section 409A(b)(1) of the Code.”

The foregoing amendment is effective as of October 25, 2006.

To acknowledge and affirm the foregoing amendments, the undersigned have caused this instrument to be executed by their duly authorized officers.

U.S. BANK NATIONAL ASSOCIATION		CERIDIAN CORPORATION

By:	/s/ Deborah Burnett	By:	/s/ Gary M. Nelson
Name: Deborah Burnett		Name: Gary M. Nelson
Title: Assistant Vice President		Title: Executive Vice President
Date: October 23, 2006		Date: October 25, 2006

By:	/s/ Michael Hay	By:	/s/ William E. McDonald
Name: Michael Hay		Name: William E. McDonald
Title: Vice President		Title: Deputy Secretary
Date: October 23, 2006		Date: October 25, 2006

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

On this 25th day of October, 2006, before me personally appeared Gary M. Nelson and William E. McDonald, to me personally known, who, being each by me duly sworn, did say that they are respectively the Executive Vice President and Deputy Secretary of Ceridian Corporation, the corporation named in the foregoing instrument and that the instrument was signed on behalf of the corporation, and they acknowledged the instrument to be the free act and deed of said corporation.

/s/ Patricia Esterley
Notary

STATE OF MINNESOTA	)
) ss.
COUNTY OF RAMSEY	)

On this 23 day of October, 2006, before me personally appeared Deborah Burnett and Michael Hay, to me personally known, who, being each by me duly sworn, did say that they are respectively the Assistant Vice President and Vice President of U.S. Bank National Association, the national banking association named in the foregoing instrument and that the instrument was signed on behalf of the association, and they acknowledged the instrument to be the free act and deed of the association.

/s/ Kathleen Donnelly
Notary